UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1618 Station Street Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (604) 221-7676

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Agreement to Amend the Recapitalization Support Agreement

On April 22, 2011, Angiotech Pharmaceuticals, Inc. (“Angiotech” or the “Company”), certain of its subsidiaries and holders of a majority of the principal amount outstanding of the Company’s 7.75% senior subordinated notes due 2014 (the “Subordinated Notes”) entered into the Sixth Agreement to Amend the Recapitalization Support Agreement (the “Sixth Extension Agreement”). The Sixth Extension Agreement extends, to May 12, 2011, the deadline for implementation of the recapitalization transaction contemplated by the Recapitalization Support Agreement among Angiotech and the holders of Subordinated Notes party thereto, dated as of October 29, 2010 (as amended, the “Support Agreement”).

The above description of the Sixth Extension Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Sixth Extension Agreement or the Support Agreement. The above description of the Sixth Extension Agreement is qualified in its entirety by reference to the Sixth Extension Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The above description of the Support Agreement is qualified in its entirety by reference to the Support Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 2, 2010. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Seventh Agreement to Amend the Floating Rate Note Support Agreement

On April 22, 2011, Angiotech, certain of its subsidiaries and holders of a majority of the principal amount outstanding of the Company’s existing senior floating rate notes due 2013 (the “Existing Floating Rate Notes”) entered into the Seventh Agreement to Amend the Floating Rate Note Support Agreement (the “Seventh FRN Extension Agreement”). The Seventh FRN Extension Agreement extends, to May 12, 2011, the date by which the Company must close its offer to exchange (the “Exchange Offer”) new senior secured floating rate notes due 2013 for all of its Existing Floating Rate Notes under the terms of the Floating Rate Note Support Agreement among Angiotech and the holders of Existing Floating Rate Notes party thereto, dated as of October 29, 2010 (as amended, the “FRN Support Agreement”).

The above description of the Seventh FRN Extension Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Seventh FRN Extension Agreement or the FRN Support Agreement. The above description of the Seventh FRN Extension Agreement is qualified in its entirety by reference to the Seventh FRN Extension Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The above description of the FRN Support Agreement is qualified in its entirety by reference to the FRN Support Agreement, a copy of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on November 2, 2010. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 8.01.	Other Events.

On April 22, 2011, the Company issued a press release announcing its entry into the Sixth Extension Agreement and the Seventh FRN Extension Agreement described in Item 1.01, along with the extension of the expiration date of the Exchange Offer. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Sixth Agreement to Amend the Recapitalization Support Agreement, dated April 22, 2011, among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries and the holders of senior subordinated notes signatory thereto.

10.2	Seventh Agreement to Amend the Floating Rate Note Support Agreement, dated April 22, 2011, among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries and the holders of senior floating rate notes signatory thereto.

99.1	Press Release, dated April 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc.
(Registrant)

Dated: April 25, 2011	By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Agreement to Amend the Recapitalization Support Agreement, dated April 22, 2011, among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries and the holders of senior subordinated notes signatory thereto.

10.2	Seventh Agreement to Amend the Floating Rate Note Support Agreement, dated April 22, 2011, among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries and the holders of senior floating rate notes signatory thereto.

99.1	Press Release, dated April 22, 2011.